Twentieth Annual Shareholders Meeting

Safe Harbor Statement

This presentation may contain forward-looking statements regarding financial performance, business prospects, growth and operating strategies. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements as a result of known and unknown risks, uncertainties and other factors, including those identified in First Midwest's Securities and Exchange Commission filings, copies of which will be made available upon request. With the exception of fiscal year end information previously included in First Midwest's SEC Form 10-Ks, the information contained herein is unaudited. First Midwest undertakes no duty to update the contents of this presentation.

First Midwest Bancorp, Inc.

Director Nominees

To Serve Until 2005

Vernon A. Brunner

President & CEO

Brunner Marketing Solutions, LLC

(Consultants in Marketing and Distribution of Pharmaceutical and Consumer Products)

Director Since: 1997
Committee: Executive

Thomas M. Garvin

Former President & CEO

G.G. Products Company

(Food Business Acquiror)

Director Since: 1989
Committees: Executive
Audit

O. Ralph Edwards

Former Corporate Vice President

Abbott Laboratories

(Health Care Products Manufacturer)

Director Since: 1988
Committees: Compensation
Nominating

John M. O'Meara

President & COO

First Midwest Bancorp, Inc.

Director Since: 1982
Committee: Executive

Director Nominees

To Serve Until 2003

Bruce S. Chelberg
Former Chairman & CEO
Whitman Corporation
(Diversified, Multinational Holding Company)

William J. Cowlin
Attorney and Counselor at Law
William J. Cowlin, LTD.

Joseph W. England
Former Senior Vice President
Deere & Company
(Mobile Power Equipment Manufacturer)

Robert P. O'Meara
Chairman & CEO
First Midwest Bancorp, Inc.

To Serve Until 2004

Brother James Gaffney, FSC
President
Lewis University
(Independent Catholic Institution of Higher Education)

John L. Sterling
President
Sterling Lumber Company
(Wholesale/Retail Lumber)

J. Stephen Vanderwoude
Chairman & CEO
Madison River Communications
(Integrated Communications Provider)

First Midwest Bancorp

$5.7 Bil Assets / $1.4 Bil Market Cap:

- IL: 11th Largest IL Based / 8th Largest Suburban Chicago
- U.S.: 59th Largest Market Cap / 73rd Largest Assets

Lines of Business:

- Community Banking
- Trust-Investment Management

600,000 Customer Relationships:

- 215,000 Households / 21,000 Businesses

Markets Served:

- Dynamic, Growing, Highly Desirable
- Significant Share Owned

1,550 Employees:

- Sales 70%
- Support 30%

Lines of Business

Community Banking

Single Bank

$5.7 Bil Assets

70 Offices - 100 ATMs

Loans: $3.4 Bil Total

- Commercial: 27%
  - Middle Market 20%
  - Agriculture: 5%
  - Small Business: 2%
- Consumer: 34%
  - Auto: 13%
  - HE: 15%
  - 1-4 Family: 6%
- Real Estate: 39%
  - Commercial: 30%
  - Construction: 9%

Deposits: $4.2 Bil

- Core 82%
- Wholesale 18%

Trust & Investment Mgmt.

All Facets of Traditional Trust

Diversified Investment Management

$1.7 Bil Under Management

- Employee Benefit 48%
- Personal 33%
- Investment Advisory 19%

$.3 Bil Custody

Markets

Markets


Wisconsin
Iowa
Indiana
Illinois
Missouri
Kentucky

- **Illinois (IL)**

  Population: 12.4 M - 5th Largest
  Deposits: $252 B - 3rd Wealthiest

- **Chicago MSA (CMSA)**

  (Cook & 8 Surrounding Counties)

  Population: 8.3 M - 67% of IL
  Deposits: $190 B - 2nd Largest MSA & 76% of IL
  Dep. Concent: 40.8% - #87 MSA

- **Suburban Chicago MSA (SCMSA)**

  (CMSA Less City of Chicago)

  Population: 5.4 M - 43% of IL & 65% of CMSA
  Deposits: $107 B - 4th Largest "MSA" & 56% of CMSA
  Dep. Concent: 26.8% - #100 "MSA"

FMBI Markets


Wisconsin
Iowa
Indiana
Illinois
Missouri
Kentucky

SCMSA – 86% of FMBI

Bank	
Deposits	$ 3.5 B
Offices	54
ATMs	82
Trust	
Assets U M/C	$ 1.4 B

Downstate IL & IA - 14% of FMBI

Bank	
Deposits	$ .6 B
Offices	16
ATMs	18
Trust	
Assets U M/C	$ .6 B

FMBI Deposits / Rank
CMSA & SCMSA

Deposits: 6/30/01


Wisconsin
McHenry
Lake
Lake Michigan
DeKalb
Kane
Cook
DuPage
Chicago
Cook
Kendall
Will
Grundy
Indiana

County	Total Deposits	FMBI Deposits	FMBI RANK CMSA	FMBI RANK SCMSA
Cook	$137.4	$1.0	#20	#8
DuPage	25.4	nm	nm	nm
Lake(1)	11.4	1.1	#2	#2
Will(2)	5.2	1.0	#1	#1
Kane	4.9	nm	nm	nm
McHenry (2)	3.9	.3	#3	#3
DeKalb	1.3	-	-	-
Grundy	.6	.2	#1	#1
Kendall	.7	-	-	-
Total	$190.8 Bil	$3.6 Bil	#9	#8

Performance

2001 – 10th Consecutive Year of Record Performance

	2001	2000	% Improvement
Net Income	$82,138	$75,540	8.73%
Diluted EPS	$ 1.63 (1)	$ 1.46	11.64%
Return on Average Assets	1.43%	1.30%	
Return on Average Equity	17.89%	19.17%	
Net Interest Margin	4.10%	3.76%	
Efficiency Ratio	49.65%	53.09%	

(1) 2001 Analysts' Consensus: $1.63

Milestones

1995: 4 FMBI Banks Merged Into 1

Strategic Restructuring *Efficiency Focused*

1996: CF Bancorp Acquired - $200M Assets, 4 Offices

Expand Presence to Entire IL & IA Quad Cities Market

1997: SparBank Acquired - $455M Assets, 4 Offices

McHenry County's Largest Bank

1998: Heritage Financial Services Acquired - $1.3B Assets, 18 Offices

Southwest Cook County's Largest Bank

2000: Sales & Support Reorganization: Commercial / Retail / Trust

Line of Business Organization *Operational / Restructuring*
Small Business Initiative

2001: *Efficiency / Funding Focus*

Margin Enhancement *Efficiency Enhancement*

Performance: 1997 - 2001

Assets ($B)


$3.6
+16%
$5.2
+44%
$5.5
+6%
$5.9
+7%
$5.7
-3%
'97
'98
'99
'00
'01

Total Earnings ($M) (1)


$61.7
+13%
$67.2
+9%
$70.9
+6%
$75.5
+6%
$82.1
+9%
'97
'98
'99
'00
'01

Diluted Earnings Per Share($) (1)


$1.10
+13%
$1.20
+9%
$1.34
+12%
$1.46
+9%
$1.63
+12%
'97
'98
'99
'00
'01

(1) Operating Earnings 1997-98

Performance: 1997 - 2001



Efficiency Ratio (%)
56.23
56.08
55.66
53.09
49.65
'97
'98
'99
'00
'01
ROA (%)(1)
1.29
1.32
1.34
1.30
1.43
'97
'98
'99
'00
'01
ROE (%)(1)
14.34
14.48
17.39
19.17
17.89
'97
'98
'99
'00
'01

(1) Operating Earnings in 1997-98

Performance: 1997 - 2001
Return on Average Equity


FMBI
PEER (1)
14.34%
14.17%
14.48%
14.43%
17.39%
15.56%
19.17%
17.57%
17.89%
16.79%
'97
'98
'99
'00
'01

(1) 1997 = 91 BHCs $1-5Bil; 1998-01 = 32 BHCs $5-10Bil

Performance: 1997 - 2001

Return on Average Assets



FMBI
PEER (1)
1.29%
1.25%
1.32%
1.33%
1.34%
1.25%
1.30%
1.20%
1.43%
1.31%
'97
'98
'99
'00
'01

(1) 1997 = 91 BHCs $1-5Bil; 1998-01 = 32 BHCs $5-10Bil

Performance: 1997 – 2001
Efficiency Ratio



FMBI
PEER (1)
60.01%
56.23%
56.92%
56.08%
58.51%
55.66%
58.07%
53.09%
57.58%
49.65%
'97
'98
'99
'00
'01

(1) 1997 = 91 BHCs $1-5Bil; 1998-01 = 32 BHCs $5-10Bil

1st Quarter 2002 Highlights

	03/31/02	03/31/01	% Improvement
Net Income	$ 22,071	$19,324	14.22%
Diluted EPS	$ 0.45 [(1)]	$ 0.38	18.42%
Return on Average Assets	1.55%	1.36%	14.0%
Return on Average Equity	19.39%	17.06%	13.7%
Net Interest Margin	4.32%	3.77%	14.6%
Efficiency Ratio	47.26%	51.35%	8.0%

(1) 1st Quarter Analysts' Consensus: $0.45

Shareholder Value

Stock Highlights: 3/31/02

Shares Outstanding	48.5 Mil
Avg. Daily Volume	138,500
Shareholders	7,500
• Insider: 8%	
• Institutional: 38%	
• All Others: 54%	
Market Capitalization	$1.4Bil
Market Price	$29.04
Price/Book	3.2x
Price/LTM Earn	17.1x
Price/02 Earn	16.0x (1)

(1) Based on Consensus Estimate

Shareholder Value

Market Cap ($B)[1]



$.88
+60%
$1.1
+25%
$1.1
+0%
$1.2
+9%
$1.4
+17%
'97
'98
'99
'00
'01

Dividends[2]



$.44
+16%
$.49
+11%
$.53
+26%
$.59
+11%
$.65
+10%
'97
'98
'99
'00
'01

Shares Repurchased ($M)[3]



$10.0
$34.3
$70.0
$12.2
$64.6
'97
'98
'99
'00
'01

(1) At 12/3197–01

(2) Total Dividends Declared 97-01: $139.6 M

(3) Total Repurchase Investment 97-01: $191.2 M

2002 Stock Performance
FMBI vs. Various Indices

	Yr. Ending 12/31/01
FMBI	26.91%
DJIA	- 7.09%
S & P 500	- 13.04%
Nasdaq Comp*	- 21.05%
Russell 2000*	1.03%
S & P SmallCap 600*	5.74%
S & P SMCAP Banks*	11.84%
SNL Banks $5-10 B*	8.76%
Phil KBW Banks	- 4.6%

* Includes FMBI

2002 Goals
&
Strategies

2002 Performance Goals

- 19-20% + Return on Average Equity
- 1.50-1.52% + Return on Average Assets
- 11-13% Growth in EPS
- 48-49% Efficiency Ratio

* Based on Consensus Estimate

2002 Strategies

- Intensified Customer Focus
- Enhanced Sales Effectiveness
- Focused Top Line Revenue Growth
- Enhanced Efficiency
- Balance Sheet Management
- Maintain Asset Quality
- Judicious Capital Management
- Evaluate Expansion Opportunities

2002 Strategies (cont.)

Intensified Customer Focus:

- Reiterate Relationship / Need / Value Based Mission
- Customize Needs Based Relationship Planning
- Expand Small Business Initiatives
- Exploit Flux in Competitive Environment
- Enhance Functionality of Electronic Channels
- Further Integrate Wealth Management Sales Management
- Refine Consumer Segmentation Metrics

2002 Strategies (cont.)

Enhanced Sales Effectiveness:

- Line of Business Sales Management Maturing
- Sales Training Expanded
- Sales Incentive Compensation Systems Refined
- Enhanced Measurement Systems In Place
- More Pervasive Best Practices Sharing
- Focus Management of Mortgage, Insurance, and Investment Sales

2002 Strategies (cont.)

Top Line Revenue Growth:

- Sustain Margin Improvement
- Enhance Depository & Traditional Fees
- Reemphasize Asset Management, Mortgage, Insurance Products

Enhanced Operational Efficiency:

- Sustain Business Process Improvement Initiatives
- Improvement Comprehensive Technology Integration
- Bring New Operations Center Online 1Q02

Balance Sheet Management:

- Continue Broad Based Loan Growth
- Enhance Core Deposit Growth
- Enhance the Mix of Earning Assets
- Optimize Funding Strategies

2002 Strategies (cont.)

Maintain Asset Quality:

- Monitor Rigorously
- Remediate Timely
- Reserve Adequately

Judicious Capital Management:

- Maintain Share Repurchase Program
- Sustain Dividend Policy

Evaluate Expansion Opportunities:

- Expand Primary Footprint Through Branch Deployment
- Invest Opportunistically
  - Traditional Competitors
  - Other Financial Service Providers
  - Strategic Partnerships

Why First Midwest ?

First Midwest Because…

- Known, Respected, 60 Year Old Bank… *<u>The</u> Local Bank*
- Experienced, Proven Management Team
- Markets Served are Dynamic, Growing, Very Desirable
- Franchise (Relationships, Market Share & Absolute Size) Is Unique & Highly Attractive…SCMSA's Premier Independent Bank!
- Performance Improvement Achieved While Maintaining Above Peer Asset Quality
- Peer+ Performance Momentum Accelerating
- Requisite Resources Exist to Support Objectives, Short & Long Term

equating to…

Enhanced Growth in Shareholder Value!